SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 29, 2000
                                                        ------------------


                               CYTOGEN CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                            000-14879               222322400
----------------------------    ----------------        -------------------
(State or Other Jurisdiction    (Commission File          (I.R.S. Employer
of Incorporation)                    Number)            Identification No.)


600 College Road East, CN5308
Princeton, NJ                                                   08540
----------------------------                            -------------------
(Address of Principal                                        (Zip Code)
  Executive Offices)


       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------

ITEM 5.  OTHER EVENTS.
----------------------


      On March 28,  2000,  Cytogen  Corporation,  a  Delaware  corporation  (the
"Company") filed a registration statement (File No. 333-33436) (the "Registration Statement") on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), of up to an aggregate of 6,000,000 shares of common stock of the Company. On June 9, 2000, the Company filed Amendment No. 1 to the Registration Statement on Form S-3/A with the Commission. The Commission declared the Registration Statement effective on June 14, 2000.

      On September 29, 2000, the Company filed with the Commission a prospectus as part of the Registration Statement and pursuant to Rule 424(b)(2) of the Securities Act, relating to the issuance and sale of 902,601 shares of the Company's Common Stock, to Acqua Wellington North American Equities Fund, Ltd. ("Acqua Wellington") for an aggregate purchase price of $6.0 million. Such sale of Common Stock was made pursuant to the terms of a Common Stock Purchase Agreement, dated September 29, 2000, by and between Cytogen Corporation and Acqua Wellington, filed herewith as Exhibit 10.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
----------------------------------------------------------------------------

      (a)   Exhibits.

            Exhibit No.                      Description
            -----------                      -----------

              10.1                 Common Stock Purchase Agreement

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CYTOGEN CORPORATION


                                    By: /s/ Catherine M. Verna
                                        --------------------------
                                        Catherine M. Verna, Esq.
                                        Vice President and General Counsel


Dated:  October 4, 2000

                                  EXHIBIT INDEX


            Exhibit No.                      Description
            -----------                      -----------

              10.1                 Common Stock Purchase Agreement